NUMBER                                                                    SHARES
                                    INFORMIX

                              INFORMIX CORPORATION

 SEE REVERSE FOR ABBREVIATIONS
AND STATEMENT OF RIGHTS GRANTED
    TO EACH CLASS OF SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 456779 60 7

THIS CERTIFIES THAT                                              is the owner of

            FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF

                 --------------------------
                           --------------------------
______________________________                    ______________________________
                -------------------------- INFORMIX CORPORATION
                           --------------------------
transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [seal]
                                  David H. Stanley              Phillip E. White
                                                    SECRETARY          PRESIDENT

                                     COUNTERSIGNED AND REGISTERED:
                                       THE FIRST NATIONAL BANK OF BOSTON
                                                          TRANSFER AGENT
                                                          AND REGISTRAR

                                                          M. PENEZIL

                                                          AUTHORIZED SIGNATURE

                              INFORMIX CORPORATION

    The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of such authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to the extent that the same have been fixed, and of the authority of the Board of Directors to designate the same with respect to other series. Such request may be made to the Corporation's Chief Financial Officer.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         --      AS TENANTS IN COMMON               UNIF GIFT MIN ACT--      ............... CUSTODIAN ...............
                                                                                    (CUST)                   (MINOR)
TEN ENT         --      AS TENANTS BY THE ENTIRETIES                                  UNDER UNIFORM GIFTS TO MINORS
JT TEN          --      AS JOINT TENANTS WITH RIGHT OF                              ACT...........................................
                        SURVIVORSHIP AND NOT AS TENANTS                                          (STATE)
                        IN COMMON

    Additional abbreviations may also be used though not in the above list.

    For Value Received, __________________ hereby sell, assign and transfer unto

              PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
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

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________ as Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated, ____________________________
                                        ________________________________________
                                          THE SIGNATURE TO THIS ASSIGNMENT  MUST
                                          CORRESPOND  WITH  THE NAME  AS WRITTEN
                                          UPON THE FACE  OF THE CERTIFICATE,  IN
                                          EVERY
                      NOTICE:
                                      PARTICULAR, WITHOUT ALTERATION OR
                                          ENLARGEMENT,  OR ANY  CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17-AD-15.